Exhibit 10.1

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered as of April 27, 2016, by and among Stewart Information Services Corporation, a Delaware corporation (the “Company”), and the holders of the Company’s Class B common stock, par value $1.00 per share (“Class B Common Stock”) identified in Schedule 1 to this Agreement (each, a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

WHEREAS, the Company and the Stockholders entered into an exchange agreement dated as of January 26, 2016 (the “Exchange Agreement”) pursuant to which, among other things, the Company agreed to issue and deliver to the Stockholders 1,050,012 shares of Common Stock, par value $1.00 per share, of the Company (“Common Stock”) and $12,000,0000 in cash in the aggregate in exchange for the Stockholders’ surrender, transfer and delivery to the Company of 1,050,012 shares of Class B Common Stock.

WHEREAS, Section 2(l) of the Exchange Agreement provides that the Stockholders and the Company shall agree, as soon as practicable after the date of the Exchange Agreement and prior to the Closing Date (as defined in the Exchange Agreement), to negotiate and execute a registration rights agreement. The Company and the Stockholders agree that this Agreement is the registration rights agreement contemplated by Section 2(l) of the Exchange Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1    Certain Defined Terms. For purposes of this Agreement, in addition to the capitalized terms defined elsewhere herein, the following capitalized terms have the following meanings:

“Additional Registrable Securities” means shares or other securities issued in respect of the Registrable Securities by reason of or in connection with any stock dividend, stock distribution, stock split or similar issuance.

“beneficial ownership” or “beneficially own” has the meaning given such term in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of Common Stock or other equity securities of the Company shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining any Person’s beneficial ownership, such Person shall be deemed to be the beneficial owner of any shares of Common Stock that may be acquired by such Person upon the conversion, exchange, redemption or exercise of any warrants, options, rights, or other securities issued by the Company or any subsidiary thereof which are convertible, exchangeable, redeemable or exercisable for Common Stock.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to be closed.

“Closing Date” has the meaning given in the Exchange Agreement.

“Commission” or “SEC” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Other Demand Rights” means rights of any Persons (other than the Stockholders under this Agreement) who hold rights to demand the registration of securities pursuant to a Registration Statement (whether or not other Persons seek to include securities therein pursuant to “piggyback” or other incidental or participatory registration rights).

“own,” “hold” or “held” (and words of similar import), with respect to any shares of Common Stock or other equity securities issued by the Company, means either held of record or beneficially owned.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all the shares of Common Stock issued to the Stockholders pursuant to the Exchange Agreement, together with any Additional Registrable Securities in respect thereof issued to such Stockholder after the Closing Date. For purposes of this Agreement, a Registrable Security shall cease to be a Registrable Security when (i) a registration statement covering such security has been declared effective by the Commission or becomes automatically effective (as the case may be) and such security has been disposed of pursuant to such effective registration statement, (ii) such security has been sold or otherwise transferred by a Stockholder or (iii) such security may be sold pursuant to Rule 144 without regard to volume or manner of sale limitations.

“Registration Expenses” means all expenses in connection with or incident to the registration of Registrable Securities hereunder, including, without limitation, (a) all SEC registration and filing fees and expenses, (b) all expenses relating to the preparation, printing, distribution and reproduction of any Registration Statement required to be filed hereunder, each Prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, any selling agreements and all other documents approved for use in writing by the Company to be used in connection with the offering, sale or delivery of Registrable Securities, (c) fees and expenses of any transfer agent and registrar with respect to the delivery of any Registrable Securities, (d) fees, disbursements and expenses of counsel of the Company and independent certified public accountants of the Company incurred in connection with the registration, qualification and offering of the Registrable Securities (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance), (e) the reasonable fees and expenses of one counsel reasonably acceptable to the Company to exclusively represent all Piggyback Sellers in a Piggyback Registration and (f) the fees and expenses incurred by the Company and its advisers in connection with the quotation or listing of Registrable Securities on any securities exchange or automated securities quotation system.  Brokerage commissions attributable to the sale of any of the Registrable Securities, and any commissions, fees, discounts or expenses of any underwriter or placement agent and, except to the extent set forth in the immediately preceding sentence, any fees and expenses of advisors, including legal counsel, and any other out-of-pocket expenses of a Stockholder, shall not be “Registration Expenses.”

“Registration Statement” means any one or more registration statements of the Company filed with the SEC under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“Securities Act” means the Securities Act of 1933.

“Shelf Registration Statement” means a registration statement of the Company filed with the SEC under the Securities Act permitting offers and sales of securities for cash on a delayed or continuous basis in accordance with Rule 415 under the Securities Act.

“Stockholder Information” means information furnished in writing by or on behalf of a Stockholder to the Company expressly for use in any Registration Statement or Prospectus, including all information furnished by a Stockholder pursuant to Section 2.3.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any equity securities issued by the Company and beneficially owned by a Person or any interest in any such equity securities.

SECTION 1.2    Effectiveness of this Agreement. Notwithstanding any other provision of this Agreement, the rights and obligations of the Company and the Stockholders under this Agreement shall become effective on the Closing Date. If the Closing Date does not occur, then the rights and obligations of the Company and the Stockholders under this Agreement shall not become effective.

ARTICLE II
REGISTRATION RIGHTS

SECTION 2.1    Piggyback Registrations.

(a)           Right to Piggyback. Subject to the conditions set forth herein, whenever the Company proposes to sell for cash in an underwritten public offering registered under the Securities Act any of its Common Stock (a “Piggyback Registration”), the Company shall give all Stockholders prompt written notice thereof (but not less than ten (10) Business Days prior to the anticipated filing by the Company with the Commission of any registration statement with respect thereto or, in the case of a Shelf Registration Statement, of any prospectus supplement with respect thereto). Such notice (a “Piggyback Notice”) shall specify, at a minimum, the approximate number (or a range) of securities proposed to be sold, the proposed date of filing of such registration statement or prospectus supplement with the Commission, and the proposed managing underwriter or underwriters (if then known). Upon the written request of a Stockholder given within five (5) Business Days of such Stockholder’s receipt of the Piggyback Notice (which written request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder), the Company shall, subject to the limitation set forth in Section 2.1(b), include in such public offering all Registrable Securities with respect to which the Company has received such written requests for inclusion.

(b)           Priority on Piggyback Registrations. If, in connection with a Piggyback Registration, any managing underwriter advises the Company and the Stockholders sought to be included as sellers in such Piggyback Registration, that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by the Company and the Stockholders seeking to sell such securities in such Piggyback Registration (“Piggyback Sellers”) and any other proposed sellers, would adversely affect the marketability of the securities sought to be sold pursuant thereto, then the Company shall include in such offering only up to such amount of securities as the Company and the Piggyback Sellers are so advised by such underwriter can be sold without such an effect (the “Maximum Piggyback Number”), as follows and in the following order of priority:

(i)           if the Piggyback Registration is for an offering of securities to be sold by the Company and not any Person exercising Other Demand Rights (a “Primary Offering”), then (A) first, such number of securities desired to be sold by the Company, and (B) second, if the number of securities to be included under clause (A) above is less than the Maximum Piggyback Number, the number of Registrable Securities sought to be sold by each Piggyback Seller and other stockholders, pro rata in proportion to the number of Registrable Securities sought to be sold by all the Piggyback Sellers and all other proposed sellers other than the Company, which in the aggregate, when added to the number of securities to be included under clause (A) above, equals the Maximum Piggyback Number; and

(ii)           if the Piggyback Registration is for an offering other than a Primary Offering, then (A) first, such number of securities sought to be sold by each Person exercising Other Demand Rights, pro rata in proportion to the number of securities sought to be registered by all such Persons exercising Other Demand Rights, (B) second, if the number of securities to be included under clause (A) above is less than the Maximum Piggyback Number, the number of Registrable Securities sought to be sold by each Piggyback Seller and other stockholders, pro rata in proportion to the number of Registrable Securities sought to be sold by all the Piggyback Sellers and all other proposed sellers other than the Company, which in the aggregate, when added to the number of securities to be included under clause (A) above, equals the Maximum Piggyback Number and (C) third, the number of securities to be sold by the Company.

(c)           Underwritten Offering. The underwriter or underwriters of any offering contemplated by this Agreement shall be selected by the Company in its sole and absolute discretion. Notwithstanding any other provision of this Agreement, no Piggyback Seller may participate in any underwritten offering hereunder unless such Piggyback Seller (a) agrees to sell such Piggyback Seller’s Registrable Securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements, lockups and other documents required under the terms of such underwritten offering.

(d)           Withdrawal by the Company. If, at any time after giving written notice of its intention to offer for sale any of its Common Stock as set forth in this Section 2.1 and prior to the time of execution of the underwriting agreement with respect thereto, the Company shall determine for any reason not to sell such securities, the Company may, at its election, give written notice of such determination to each Stockholder and thereupon shall be relieved of its obligations hereunder to the Piggyback Sellers in connection with such particular withdrawn or abandoned offering.

SECTION 2.2    Registration Procedures.

(a)           Whenever the Stockholders have requested that any Registrable Securities be sold pursuant to a Piggyback Registration under this Agreement, the Company (subject to the right of the Company to withdraw, or abandon such offering as contemplated by Section 2.1(d)) shall use its best efforts to include such Registrable Securities in such offering and, in connection therewith, the Company shall:

(i)           Include the sale of such Registrable Securities in the registration statement for such offering;

(ii)           before filing with the Commission any such registration statement (or, in the case of a takedown off of a Shelf Registration Statement, the prospectus supplement to be used in connection therewith) or prospectus or any amendments or supplements thereto, the Company shall, if requested to do so, furnish to counsel selected by the Piggyback Sellers, drafts of all such documents proposed to be filed and provide such counsel with a reasonable opportunity for review thereof and comment thereon, such review to be conducted and such comments to be delivered with reasonable promptness;

(iii)           promptly notify each Piggyback Seller of each of (x) the filing and effectiveness of the registration statement, (or, in the case of a Shelf Registration Statement, the filing of the prospectus supplement with respect thereto) and prospectus and any amendment or supplements thereto, (y) the receipt of any comments from the Commission or any state securities law authorities or any other governmental authorities with respect to any such registration statement or prospectus or any amendments or supplements thereto, and (z) any oral or written stop order with respect to such registration, any suspension of the registration or qualification of the sale of such Registrable Securities in any jurisdiction or any initiation or threat of any proceedings with respect to any of the foregoing;

(iv)           furnish to each Piggyback Seller, the underwriters and counsel for each of the foregoing, electronic copies (via email or otherwise) of such registration statement, prospectus and each amendment and supplement thereto (in each case, excluding any exhibits thereto and documents incorporated by reference therein);

(v)           notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the discovery that, or of the happening of any event as a result of which, the registration statement covering such Registrable Securities, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading, and promptly prepare and furnish to each such seller electronic copies (via email or otherwise) of a supplement or amendment to the prospectus contained in such registration statement so that such registration statement shall not, and such prospectus as thereafter delivered to the purchasers of such Registrable Securities shall not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading; and

(vi)           cause all such Registrable Securities to be listed on the securities exchange on which the Common Stock is listed or traded at such time.

SECTION 2.3    Stockholder Information. The Company may require the Piggyback Sellers to furnish in writing to the Company such information as the Company may from time to time reasonably request in writing in connection with the Piggyback Registration, and notwithstanding any other provision of this Agreement, no Piggyback Seller shall be entitled to participate in such offering or be named as a selling stockholder in any Registration Statement or prospectus or prospectus supplement or use the same if such Piggyback Seller does not provide such information to the Company. Each Stockholder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Piggyback Seller not misleading.

SECTION 2.4    Lock-up. At any time or from time to time, if requested by the Company and the managing underwriter of any underwritten public offering of Common Stock, each Stockholder, shall enter into lock-up agreements with the Company and such managing underwriter on customary terms pursuant to which such Stockholder shall agree not to Transfer any shares of Common Stock for a customary period following the execution of the underwriting agreement (except as a Piggyback Seller in such offering to the extent permitted hereby).

SECTION 2.5    Registration Expenses. All Registration Expenses shall be paid or reimbursed by the Company.

SECTION 2.6    Indemnification and Contribution.

(a)           The Company shall indemnify and hold harmless each Piggyback Seller, to the fullest extent permitted by applicable law, against any losses, claims, damages, liabilities or costs (including reasonable and documented attorneys’ fees and disbursements), joint or several, to which they may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement (including any documents incorporated by reference therein and any supplements or amendments thereto) or any omission to state any material fact required to be stated therein or necessary to make the statements therein not misleading at the time of effectiveness of such Registration Statement or (ii) any untrue or alleged untrue statement of any material fact contained in any Prospectus (including any documents incorporated by reference in any of the foregoing and any supplements or amendments thereto) or any omission to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and shall reimburse such Piggyback Seller for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, proceeding or action; provided that the indemnity agreement contained in this Section 2.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, proceeding or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); provided further that the Company shall not be liable to such Stockholder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission (x) from the Stockholder Information furnished by such Stockholder expressly for use in connection with a Registration Statement, any Prospectus, or amendments or supplements to the foregoing or (y) actually known to such Piggyback Seller and not disclosed to the managing underwriter by such Piggybank Seller prior to execution of the Underwriting Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder and shall survive the transfer of such securities by such Stockholder.  Each Stockholder, severally and not jointly, shall indemnify and hold harmless the Company, its directors and officers, each Person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) (each such Person, a “Company Indemnitee”) against any losses, claims, damages or liabilities, to which they may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement on the effective date thereof, any Prospectus (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto), or any documents incorporated by reference therein or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Stockholder Information furnished by such indemnifying Stockholder to the Company expressly for use in connection with such registration, Prospectus or amendments or supplements thereto; and such indemnifying Stockholder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying Stockholder. The liability of each Stockholder pursuant to this Section 2.6(a) shall be limited to the aggregate net proceeds (after giving effect to underwriting discounts and commissions but prior to any other expenses borne by such Stockholder in connection with a relevant registration under the Securities Act or offering related thereto) received by such Stockholder in connection with any offering to which the relevant registration under the Securities Act relates.

(b)           If the indemnification provided for in this Section 2.6(b) from the indemnifying party (the “Indemnifying Party”) is unavailable to any Person entitled to indemnification hereunder (the “Indemnified Party”) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such mis-statement of omission or action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.6(b) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.6(b) to the contrary, no Stockholder shall be required pursuant to this Section 2.6(b) to contribute any amount in excess of the amount by which the aggregate net proceeds (after giving effect to underwriting discounts and commissions but prior to any other expenses borne by such Stockholder in connection with a relevant registration under the Securities Act or offering related thereto) received by such Stockholder in connection with any offering to which the relevant registration under the Securities Act relates exceeds the amount of any damages which such Stockholder has otherwise been required to pay in connection with any losses, claims, damages, liabilities or expenses referred to in this Section 2.6 in connection with such registration or offering.

(c)           The Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense and name reasonably acceptable counsel of such action within forty-five (45) days’ notice of a request to do so or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld or delayed.

(d)           The agreements contained in this Section 2.6 shall survive the transfer of the Registrable Securities by the applicable Stockholder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of such Stockholder.

ARTICLE III
MISCELLANEOUS

SECTION 3.1    Termination. The Company shall have no further obligations pursuant to this Agreement with respect to a particular Stockholder at the time that such Stockholder ceases to hold Registrable Securities; provided, however, in each case, that the provisions of Section 2.6 of this Agreement shall remain in full force and effect following such time.

SECTION 3.2    Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective unless agreed to in writing by the Company and Stockholders who own a majority of the then outstanding Registrable Securities.

SECTION 3.3    Notices. All notices and other communications to be given to any party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or when received in the form of a facsimile or other electronic transmission (receipt confirmation requested), and shall be directed to the address set forth below (or at such other address or facsimile number as such party shall designate by like notice):

if to the Company, to:

Stewart Information Services Corporation
1980 Post Oak Blvd.
Houston, TX 77056
Attention: John L. Killea
Telephone: (713) 881-7835
Facsimile: (713) 629-2248
Email: JKillea@stewart.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention: Richard J. Grossman
Telephone: (212) 735-3000
Facsimile: (212) 735-2000
Email: Richard.Grossman@skadden.com

if to any Stockholder, to the address of such Stockholder as set forth in Schedule 1.

SECTION 3.4    Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way, and this Agreement is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision thereof.

SECTION 3.5    GOVERNING LAW; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.  Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder shall be brought and determined exclusively in the state or federal courts in the State of New York. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable legal requirements, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO TRIAL BY JURY.

SECTION 3.6    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the intent and purposes of this Agreement as originally contemplated be given effect to the fullest extent possible.

SECTION 3.7    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

SECTION 3.8    Counterparts; Facsimile and Electronic Transmission. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument, with the same effect as if all signatory parties had signed the same document. Signatures provided by facsimile or electronic transmission in “pdf” or equivalent format will be deemed to be original signatures.

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IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Agreement as of the date set forth in the first paragraph hereof.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ J. Allen Berryman
Name:	J. Allen Berryman
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Agreement as of the date set forth in the first paragraph hereof.

/s/ Malcolm S. Morris
Malcolm S. Morris

/s/ Matthew William Morris
Matthew William Morris

/s/ Stewart Morris, Jr.
Stewart Morris, Jr.

Morris Children Heritage Trust

By:	/s/ Charles F. Howard
Name:	Charles F. Howard

Stewart Security Capital L.P.

By:	/s/ Stewart Morris, Sr.
Name:	Stewart Morris, Sr.

Schedule 1

Stockholders

Stockholder	Address / Fax Number
Malcolm S. Morris	c/o Stewart Title Guaranty Co 1980 Post Oak Blvd Suite 800 Houston, TX 77056 Fax Number: (713) 629-2248
Matthew William Morris	c/o Stewart Title Guaranty Co 1980 Post Oak Blvd Suite 800 Houston, TX 77056 Fax Number: (713) 629-2248
Stewart Morris, Jr.	c/o Stewart Title Guaranty Co 1980 Post Oak Blvd Suite 800 Houston, TX 77056 Fax Number: (713) 629-2248
Morris Children Heritage Trust	c/o Stewart Title Guaranty Co 1980 Post Oak Blvd Suite 800 Houston, TX 77056 Fax Number: (713) 629-2248
Stewart Security Capital LP	c/o Stewart Title Guaranty Co 1980 Post Oak Blvd Suite 800 Houston, TX 77056 Fax Number: (713) 629-2248